SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: July 1, 2005

                           MSGI SECURITY SOLUTIONS, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)



Item 1.01 Entry into a Material Definitive Agreement
Item 2.01: Completion of Acquisition or Disposal of Assets

As previously reported, on April 10, 2004, MSGI Security Solutions, Inc. ("MSGI" or the "Company") purchased a 51% interest in Future Developments America, Inc. ("FDA") from Darren Labas and Jamie Labas. On July 1, 2005, MSGI and FDA entered into a Stock Purchase, Earnout and Royalty Payment Agreement (the "Agreement") with Future Developments, Ltd. ("FDL") and the Labas' to acquire the remaining 49% of the issued and outstanding shares of FDA held by the Labas'. As of July 1, 2005, MSGI owns all issued and outstanding shares of FDA.

Pursuant to the Agreement, the purchase price will be paid to the Labas' as an earn out payment of 15% of gross sales of any FDL products, less direct costs associated with such products, for sales of such products by either MSGI or FDA. The earn out payments are capped at a maximum payment of $1,000,000. In addition, subject to the terms and conditions of the Agreement, ownership of certain fixed assets and component parts inventory on the balance sheet of FDA has been transferred to FDL as part of the purchase price.

The terms and conditions of the Agreement call for royalty payments to be made by FDL to MSGI/FDA in the amount of 5% of net sales made to any government sector law enforcement, security or intelligence based customer in the United States for any and all sales of a certain transmitter product only made directly by FDL or through any subsidiary, affiliate, distributor, dealer or agent of FDL for a period of 18 months from the date of execution of the Agreement.

The foregoing summary is qualified in its entirety by the Stock Purchase, Earnout and Royalty Payment Agreement incorporated herein as Exhibit 2.1.



Item 9.01. Financial Statements and Exhibits

(a) Financials statement of business acquired. * (b) Pro forma financial information. *
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

2.1 Stock Purchase Agreement dated as of July 1, 2005 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

99.1 Press Release issued by the Registrant dated July 7, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MSGI SECURITY SOLUTIONS, INC.

Date: July 8, 2005                            By: /s/ Richard J. Mitchell III
                                                ----------------------------
                                            Name:    Richard J. Mitchell III
                                            Title:   Chief Accounting Officer











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   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED AND UNAUDITED PROFORMA FINANCIAL
                                   STATEMENTS

* It is impracticable for the Company to provide required financial statements and pro forma financial information as of the date hereof. The Company will file the required pro forma financial information, as necessary, no later than 71 days after the date hereof.





                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit

2.1 Stock Purchase Agreement dated as of July 1, 2005 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

99.1 Press Release issued by the Registrant dated July 7, 2005.